                               POWERS OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Paul C. Green and Ruth J. Rogers, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form SB-2 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


     NAME                                                     DATE
     ----                                                     ----

/s/ Paul C. Green
__________________________________                      July 30, 1998
Paul C. Green
Director, President and Chief Executive Officer
(principal executive officer)
Massachusetts Fincorp, Inc.


Director, President and Chief Executive Officer
(principal executive officer)
The Massachusetts Co-operative Bank



/s/ Ruth J. Rogers
__________________________________                      July 30, 1998
Ruth J. Rogers
Chief Financial Officer, Treasurer
and Corporate Secretary
(principal accounting and financial officer)
Massachusetts Fincorp, Inc.


Chief Financial Officer and Treasurer
(principal accounting and financial officer)
The Massachusetts Co-operative Bank




/s/ John B. Byrne
__________________________________                      July 30, 1998
John B. Byrne
Director
Massachusetts Fincorp, Inc.

Director
The Massachusetts Co-operative Bank


/s/ John R. Byrne
__________________________________                      July 30, 1998
John R. Byrne
Director
Massachusetts Fincorp, Inc.

Director
The Massachusetts Co-operative Bank


/s/ Richard F. Cahill
__________________________________                      July 30, 1998
Richard F. Cahill
Director
Massachusetts Fincorp, Inc.

Director
The Massachusetts Co-operative Bank


/s/ W. Craig Dolan
__________________________________                      July 30, 1998
W. Craig Dolan
Director
Massachusetts Fincorp, Inc.

Director and Clerk
The Massachusetts Co-operative Bank


/s/ John E. Hurley, Jr.
__________________________________                      July 30, 1998
John E. Hurley, Jr.
Director
Massachusetts Fincorp, Inc.


Director
The Massachusetts Co-operative Bank



/s/ Robert E. McGovern
__________________________________                      July 30, 1998
Robert E. McGovern
Director
Massachusetts Fincorp, Inc.


Director
The Massachusetts Co-operative Bank



/s/ John P. O'Hearn, Jr.
__________________________________                      July 30, 1998
John P. O'Hearn, Jr.
Director
Massachusetts Fincorp, Inc.


Director and Vice President
The Massachusetts Co-operative Bank



/s/ Robert H. Quinn
__________________________________                      July 30, 1998
Robert H. Quinn
Director
Massachusetts Fincorp, Inc.


Director
The Massachusetts Co-operative Bank


/s/ Joseph W. Sullivan
___________________________________                     July 30, 1998
Joseph W. Sullivan
Director
Massachusetts Fincorp, Inc.


Director
The Massachusetts Co-operative Bank


/s/ Diane Valle
___________________________________                     July 30, 1998
Diane Valle
Director
Massachusetts Fincorp, Inc.


Director
The Massachusetts Co-operative Bank